1 Summit Therapeutics Reports Financial Results and Operational Progress for the Fourth Quarter and Year Ended December 31, 2025 HARMONi-3 Squamous Cohort of Global Phase III 1L NSCLC Study: Interim PFS Analysis Planned in Q2 2026; Final PFS and Interim OS Data Planned in Second Half of 2026 HARMONi-3 Squamous Cohort Enrollment Screening Has Been Completed Phase III ILLUMINE Study in 1L PD-L1 Positive R/M HNSCC Sponsored by Cooperative Group, GORTEC, to Initiate; First Patient Expected in Early Q2 2026 US FDA Accepts BLA Filing Based on HARMONi Study; PDUFA Goal Action Date of November 14, 2026 First Patient Dosed in Revolution Medicines Clinical Trial Collaboration Evaluating Ivonescimab in Combination with RAS(ON) Inhibitors in RAS Mutant Tumors GSK Collaboration Clinical Trials Evaluating Ivonescimab in Combination with GSK’s Novel B7-H3, Risvutatug Rezetecan, Expected to Start Mid-2026 Miami, Florida, February 23, 2026 - Summit Therapeutics Inc. (NASDAQ: SMMT) ("Summit," "we," or the "Company") today reports its financial results and provides an update on clinical and operational progress for the fourth quarter and year ended December 31, 2025. Clinical & Operational Updates Operational progress continues with ivonescimab (SMT112), an investigational, potentially first-in-class bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule: • Since in-licensing ivonescimab (SMT112), from Akeso Inc. (Akeso, HKEX Code: 9926.HK) in January 2023, over 4,000 patients have been treated with ivonescimab in clinical studies globally, and over 60,000 patients have been treated in a commercial setting with ivonescimab in China, as noted by Akeso. Summit has rights to develop and commercialize ivonescimab in North America, South America, Europe, the Middle East, Africa, and Japan, while Akeso retains development and commercialization rights for remaining territories, including China. • Summit is developing ivonescimab in non-small cell lung cancer (NSCLC) and colorectal cancer (CRC), specifically conducting multiregional Phase III clinical trials in the following proposed indications: o HARMONi: Ivonescimab combined with chemotherapy in patients with epidermal growth factor receptor (EGFR)-mutated, locally advanced or metastatic non-squamous NSCLC who were previously treated with a third-generation EGFR tyrosine kinase inhibitor (TKI) o HARMONi-3: Ivonescimab combined with chemotherapy in patients with first-line metastatic NSCLC, with two distinct cohorts to be analyzed separately for squamous tumors and non- squamous tumors

2 o HARMONi-7: Ivonescimab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression o HARMONi-GI3: Ivonescimab combined with chemotherapy in patients with first-line unresectable metastatic CRC • Today, we provide the following updates for the global Phase III HARMONi-3 clinical trial: o For the HARMONi-3 squamous cohort: • Screening by investigators for patient enrollment in the squamous cohort of HARMONi-3 has been completed in the first quarter of 2026. • We amended the study’s statistical analysis plan and expect to conduct an interim analysis for progression free survival (PFS) in the second quarter of 2026. Overall survival (OS) is expected to be immature at the time of the interim PFS analysis. • We continue to expect to reach the prespecified number of events for the final PFS analysis, if applicable, in the second half of 2026. o For the HARMONi-3 non-squamous cohort: • Enrollment is currently expected to complete in the second half of 2026. • We expect to reach the prespecified number of events for the final PFS analysis in the first half of 2027. Interim analyses for overall survival are planned to be conducted based upon reaching prespecified numbers of events. . • Today, we announce that GORTEC, a European Head and Neck Oncology and Radiotherapy Group based in France, will begin to activate clinical trial sites in the Phase III clinical study, GORTEC 2024-04 ILLUMINE (NCT07264075). This study will evaluate ivonescimab monotherapy and ivonescimab in combination with ligufalimab, Akeso’s proprietary anti-CD47 monoclonal antibody, against monotherapy pembrolizumab in a randomized three-arm study. The study is intended to be conducted in multiple countries in Europe and in China; Summit may consider the expansion of this study into the United States. The primary endpoint for the study is overall survival. The study, with approximately 780 patients with PD- L1 positive, recurrent and/or metastatic head and neck squamous cell carcinoma (R/M HNSCC), is expected to begin enrollment early in the second quarter of 2026. o Phase II data supporting this study was previously presented at ESMO 2024, whereby ivonescimab in combination with ligufalimab demonstrated an objective response rate of 60% in 20 patients with a median PFS of 7.1 months after a median follow-up time of 4.1 months; overall survival was not mature at the time of this analysis. At the time of data cut-off for this presentation, no patients receiving ivonescimab plus ligufalimab permanently discontinued drug treatment due to treatment-related adverse events. • In January 2026, we announced that the U.S. Food & Drug Administration (FDA) has accepted for filing Summit's Biologics License Application (BLA) seeking approval for ivonescimab in combination with chemotherapy in patients with EGFR-mutated locally advanced or metastatic non-squamous NSCLC who have received prior EGFR TKI therapy. The FDA provided a Prescription Drug User Fee Act (PDUFA) goal action date of November 14, 2026. The BLA was submitted based on the overall results of the Phase III HARMONi trial.

3 • In June 2025, we announced a clinical collaboration with Revolution Medicines, Inc. (RevMed) to evaluate ivonescimab in combination with three RAS(ON) inhibitors, including the multi-selective inhibitor daraxonrasib (RMC-6236), G12D-selective inhibitor zoldonrasib (RMC-9805), and G12C-selective inhibitor elironrasib (RMC-6291), in solid tumor settings with RAS mutations. The initial study under this collaboration, sponsored by RevMed, began enrolling patients in the first quarter of 2026. • In January 2026, we announced a clinical collaboration with GSK plc (“GSK”) to evaluate ivonescimab in combination with GSK’s novel B7-H3, risvutatug rezetecan, in multiple solid tumors. The initial study under this collaboration agreement is expected to begin dosing patients in mid-2026. • In Summit's global Phase III trials, the non-squamous cohort of HARMONi-3, HARMONi-7, and HARMONi- GI3, continue to enroll. In addition to the multiregional studies conducted and sponsored by Summit, our partners at Akeso are enrolling several single-region Phase III studies exclusively in China in multiple indications, including biliary-tract cancer, triple-negative breast cancer, head and neck squamous cell carcinoma, small cell lung cancer, colorectal cancer, and pancreatic cancer. • We plan to continue further expansion of the global Phase III clinical development program for ivonescimab in additional settings and tumor types. Today, we announced the ILLUMINE study; we intend to continue to provide more details in the coming months with respect to additional Phase III studies evaluating ivonescimab beyond the announcement of the ILLUMINE study. • Clinical trial collaborations and investigator sponsored trials (ISTs) with leading academic organizations, including MD Anderson, the Memorial Sloan Kettering Cancer Center, and the Dana Farber Cancer Institute, among others, continue to progress and expand evaluating ivonescimab in solid tumors. Summit is supporting more than 60 ISTs, of which 15 are actively enrolling. Financial Highlights Cash and Cash Equivalents and Short-term Investments • Aggregate cash and cash equivalents and short-term investments were $713.4 million and $412.3 million at December 31, 2025 and December 31, 2024, respectively. GAAP and Non-GAAP Operating Expenses • GAAP operating expenses were $1,094.4 million for the full year of 2025, compared to $226.0 million for the full year of 2024. The increase in GAAP operating expenses was due to the increase in stock-based compensation expense of $681.4 million primarily related to modification to our performance-based stock option awards which occurred earlier during the current fiscal year. • Non-GAAP operating expenses were $362.0 million for the full year of 2025, compared to $175.0 million for the full year of 2024. The increase in Non-GAAP operating expenses was due to expansion of clinical studies and development costs related to ivonescimab.

4 GAAP and Non-GAAP Research and Development (R&D) Expenses • GAAP R&D expenses were $537.7 million for the full year of 2025, compared to $150.8 million for the full year of 2024. The increase was due to the increase in stock-based compensation expense of $202.5 million primarily related to modification to our performance-based stock option awards which occurred earlier during the current fiscal year. • Non-GAAP R&D expenses were $319.2 million for the full year of 2025, compared to $134.8 million for the full year of 2024. The increase is primarily due to initiating new clinical trials and expanding current clinical trials from last year. GAAP and Non-GAAP General and Administrative (G&A) Expenses • GAAP G&A expenses were $556.7 million for the full year of 2025, compared to $60.2 million for the full year of 2024. The increase was due to the increase in stock-based compensation expense of $478.9 million primarily related to modification to our performance-based stock option awards which occurred earlier during the current fiscal year. • Non-GAAP G&A expenses were $42.8 million for the full year of 2025, compared to $25.2 million for the full year of 2024. The increase is related to building our infrastructure to support the development of ivonescimab. GAAP and Non-GAAP Net Loss • GAAP net loss for the full year of 2025 and 2024 was $1,079.6 million or $(1.44) per basic and diluted share, and $221.3 million or $(0.31) per basic and diluted share, respectively. • Non-GAAP net loss for the full year of 2025 and 2024 was $347.2 million or $(0.46) per basic and diluted share, and $170.3 million or $(0.24) per basic and diluted share, respectively.

5 Use of Non-GAAP Financial Measures This release includes measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP measures”). These Non-GAAP measures should be viewed in addition to, and not as a substitute for, Summit's reported GAAP results, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Summit management uses these Non-GAAP measures for internal budgeting and forecasting purposes and to evaluate Summit’s financial performance. Summit management believes the presentation of these Non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our U.S. GAAP results and the “Notes on our Non-GAAP Financial Information” that accompany this press release. Fourth Quarter 2025 Earnings Call Summit will host an earnings call this afternoon, Monday, February 23, 2026, at 4:30pm ET. The conference call will be accessible by dialing (800) 715-9871 (toll-free domestic) or (646) 307-1963 (international) using conference code 9472421. We encourage you to join the live webcast, which is accessible through Summit’s website www.smmttx.com, as we intend to display slides simultaneously. An archived edition of the webcast will be available on our website after the call. About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, North America, South America, Europe, the Middle East, Africa, and Japan, and as AK112 outside of Summit’s license territories, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti- angiogenesis effects associated with blocking VEGF into a single molecule. By design, ivonescimab displays unique cooperative binding to each of its intended targets with multifold higher affinity to PD-1 when in the presence of VEGF. This is intended to differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. We believe ivonescimab’s specifically engineered tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME (Zhong, et al, iScience, 2025). This tetravalent structure, the intentional novel design of the molecule, and bringing these two targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of this design, together with a half-life of 6 to 7 days after the first dose (Zhong, et al, iScience, 2025) increasing to approximately 10 days at steady state dosing, is to improve upon previously established efficacy thresholds, side effects, and safety profiles associated with prior approved drugs to these targets. Ivonescimab was engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently utilized in multiple Phase III clinical trials. Over 4,000 patients have been treated with ivonescimab in clinical studies globally, and over 60,000 patients when considering those treated in a commercial setting in China, as noted by Akeso. There are currently 15 Phase III clinical studies that are either announced, ongoing, or have been completed studying ivonescimab, four of which are Summit-sponsored global studies, one of which is a multiregional study

6 sponsored by a cooperative group, and ten of which are being or have been conducted in China by Akeso. Summit began its clinical development of ivonescimab in NSCLC, commencing enrollment in 2023 in two multiregional Phase III clinical trials, HARMONi and HARMONi-3. In 2025, the Company began enrolling patients in HARMONi- 7. Summit expanded its Phase III clinical development program into CRC in the fourth quarter of 2025 by initiating enrollment in HARMONi-GI3. HARMONi is a Phase III clinical trial which intends to evaluate ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non- squamous NSCLC who were previously treated with a 3rd generation EGFR TKI (e.g., osimertinib). Detailed results of the study were provided in September 2025, and a Biologics License Application (BLA) was submitted to the United States Food and Drug Administration (FDA) for marketing authorization, which the FDA accepted for filing in January 2026; the goal Prescription Drug User Fee Act (PDUFA) date is November 14, 2026. HARMONi-3 is a Phase III clinical trial, which is intended to evaluate ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic, squamous or non- squamous NSCLC, irrespective of PD-L1 expression. HARMONi-7 is a Phase III clinical trial which is intended to evaluate ivonescimab monotherapy compared to pembrolizumab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression. HARMONi-GI3 is a Phase III clinical trial evaluating ivonescimab in combination with chemotherapy compared with bevacizumab plus chemotherapy in patients with first-line unresectable metastatic CRC. Also including Summit’s license territories, a Phase III study is planned to be conducted by GORTEC, a cooperative group dedicated to Head and Neck Oncology, in recurrent / metastatic head and neck squamous cell carcinoma (r/m HNSCC). ILLUMINE is a three-arm Phase III clinical trial which is intended to evaluate ivonescimab monotherapy, as well as ivonescimab in combination with ligufalimab, Akeso’s proprietary anti-CD47 monoclonal antibody, compared to monotherapy pembrolizumab in patients with PD-L1 positive r/m HNSCC. In addition, Akeso has recently had positive read-outs in three single-region (China), randomized Phase III clinical trials, HARMONi-A, HARMONi-2, and HARMONi-6, for ivonescimab in NSCLC, including a statistically significant overall survival benefit in HARMONi-A with a manageable safety profile in each study. HARMONi-A was a Phase III clinical trial which evaluated ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with an EGFR TKI. HARMONi-2 is a Phase III clinical trial evaluating monotherapy ivonescimab against monotherapy pembrolizumab in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression. HARMONi-6 is a Phase III clinical trial evaluating ivonescimab in combination with platinum-based chemotherapy compared with tislelizumab, an anti-PD-1 antibody, in combination with platinum-based chemotherapy in patients with locally advanced or metastatic squamous NSCLC, irrespective of PD-L1 expression.

7 Akeso is actively conducting multiple Phase III clinical studies in settings outside of NSCLC, including biliary-tract cancer, triple-negative breast cancer, head and neck squamous cell carcinoma, small cell lung cancer, colorectal cancer, and pancreatic cancer. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was initially approved for marketing authorization in China in May 2024. Ivonescimab was granted Fast Track designation by the US FDA for the HARMONi clinical trial setting. About Summit Therapeutics Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol "SMMT"). We are headquartered in Miami, Florida, and we have additional offices in Palo Alto, California, Princeton, New Jersey, Dublin, Ireland, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on X @SMMT_TX. Contact Summit Investor Relations: Dave Gancarz Chief Business & Strategy Officer Nathan LiaBraaten Senior Director, Investor Relations investors@smmttx.com media@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the intended use of the net proceeds from the private placements, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting

8 the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study that with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release. Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. and/or its affiliates. Copyright 2026, Summit Therapeutics Inc. All Rights Reserved.

9 Summit Therapeutics Inc. GAAP Consolidated Statements of Operations (in millions, except per share data) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Operating expenses: Research and development $ 147.3 $ 51.4 $ 537.7 $ 150.8 Acquired in-process research and development — — — 15.0 General and administrative 77.7 14.2 556.7 60.2 Total operating expenses 225.0 65.6 1,094.4 226.0 Other income, net 5.8 4.4 14.8 13.4 Interest expense — — — (8.7) Net loss $ (219.2) $ (61.2) $ (1,079.6) $ (221.3) Net loss per share attributable to common shareholders per share, basic and diluted $ (0.29) $ (0.08) $ (1.44) $ (0.31) Summit Therapeutics Inc. GAAP Consolidated Balance Sheet Information (in millions) December 31, 2025 December 31, 2024 Cash and cash equivalents and short-term investments $ 713.4 $ 412.3 Total assets $ 751.2 $ 435.6 Total liabilities $ 92.3 $ 46.8 Total stockholders' equity $ 658.9 $ 388.8

10 Summit Therapeutics Inc. GAAP Consolidated Statement of Cash Flows Information (in millions) Year Ended December 31, 2025 2024 Net cash used in operating activities $ (322.9) $ (142.1) Net cash used in investing activities (174.3) (205.3) Net cash provided by financing activities 617.5 381.2 Effect of exchange rates on cash and cash equivalents 0.1 — Increase in cash, cash equivalents and restricted cash $ 120.4 $ 33.8

11 Summit Therapeutics Inc. Schedule Reconciling Selected Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Reconciliation of GAAP to Non-GAAP Research and Development Expense GAAP Research and Development $ 147.3 $ 51.4 $ 537.7 $ 150.8 Stock-based compensation (Note 1) (45.3) (4.3) (218.5) (16.0) Non-GAAP Research and Development $ 102.0 $ 47.1 $ 319.2 $ 134.8 Reconciliation of GAAP to Non-GAAP General and Administrative Expenses GAAP General and Administrative $ 77.7 $ 14.2 $ 556.7 $ 60.2 Stock-based compensation (Note 1) (66.4) (6.7) (513.9) (35.0) Non-GAAP General and Administrative $ 11.3 $ 7.5 $ 42.8 $ 25.2 Reconciliation of GAAP to Non-GAAP Operating Expenses GAAP Operating Expenses $ 225.0 $ 65.6 $ 1,094.4 $ 226.0 Stock-based compensation (Note 1) (111.7) (11.0) (732.4) (51.0) Non-GAAP Operating Expense $ 113.3 $ 54.6 $ 362.0 $ 175.0 Reconciliation of GAAP Net Loss to Non-GAAP Net Loss GAAP Net Loss $ (219.2) $ (61.2) $ (1,079.6) $ (221.3) Stock-based compensation (Note 1) 111.7 11.0 732.4 51.0 Non-GAAP Net Loss $ (107.5) $ (50.2) $ (347.2) $ (170.3) Reconciliation of GAAP Net Loss to Non-GAAP Net Loss Per Common Share GAAP Net Loss Per Basic and Diluted Common Share $ (0.29) $ (0.08) $ (1.44) $ (0.31) Stock-based compensation (Note 1) 0.15 0.01 0.98 0.07 Non-GAAP Net loss Per Basic and Diluted Common Share $ (0.14) $ (0.07) $ (0.46) $ (0.24) Basic and Diluted Common Shares 766.4 737.5 747.7 718.5

Summit Therapeutics Inc.
Schedule Reconciling Selected Non-GAAP Financial Measures
(in millions)

	Unaudited Three Months Ended				
	December 31, 2025	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**
Reconciliation of GAAP to Non-GAAP Operating Expenses					
GAAP Operating Expenses	$ 225.0	$ 234.2	$ 568.4	$ 66.8	$ 65.6
Stock-based compensation (Note 1)	(111.7)	(130.8)	(478.8)	(11.1)	(11.0)
Non-GAAP Operating Expense	$ 113.3	$ 103.4	$ 89.6	$ 55.7	$ 54.6
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss					
GAAP Net Loss	$ (219.2)	$ (231.8)	$ (565.7)	$ (62.9)	$ (61.2)
Stock-based compensation (Note 1)	111.7	130.8	478.8	11.1	11.0
Non-GAAP Net Loss	$ (107.5)	$ (101.0)	$ (86.9)	$ (51.8)	$ (50.2)

Summit Therapeutics Inc.
Notes on our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP measures should be viewed in addition to, and not as a substitute for Summit's reported GAAP results, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Summit management uses these Non-GAAP measures for internal budgeting and forecasting purposes and to evaluate Summit's financial performance. Summit management believes the presentation of these Non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results.

Each of Non-GAAP Research and Development Expense, Non-GAAP General and Administrative Expenses, Non-GAAP Operating Expenses, Non-GAAP Net Loss and Non-GAAP EPS differ from GAAP in that such measures exclude the non-cash charges and costs associated with stock-based compensation.

Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangement.

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